                                                               EXHIBIT 10.20

                        FIRST AMENDMENT TO LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of January 31, 1996 ("Agreement"), is entered into among CORNERSTONE NATURAL GAS, INC. (formerly Endevco, Inc.), a Delaware corporation ("Cornerstone"), ENDEVCO PRODUCING COMPANY, a Delaware corporation ("EPRC"), CORNERSTONE GAS GATHERING COMPANY (formerly Cornerstone Pipeline Company), a Delaware corporation ("CGGC"), DUBACH GAS COMPANY, a Texas corporation ("Dubach"), CORNERSTONE GAS PROCESSING, INC. (formerly Endevco Natural Gas Company), a Delaware corporation ("CGP"), CORNERSTONE GAS RESOURCES, INC. (formerly Endevco Oil and Gas Company), a Delaware corporation ("CGR"), CORNERSTONE PIPELINE COMPANY (formerly Endevco Pipeline Company), a Delaware corporation ("CPC") and PENTEX PIPELINE COMPANY, a Texas corporation ("PPC") (collectively the "Borrowers") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION (the "Bank").

     W I T N E S S E T H:

     A. WHEREAS, the Borrowers have applied to the Bank for conversion of $2,000,000 of the outstanding principal amount of the Convertible Loans evidenced by the Convertible Note described and defined in the Loan Agreement dated as of May 24, 1995 by and among the Borrowers and the Bank (the "Existing Credit Agreement") to a forty-eight (48) month term loan thereby decreasing the maximum principal amount of the Convertible Borrowing Base from $16,500,000 to $14,500,000, which $2,000,000 term loan is to be evidenced by Borrowers' joint and several First Term Note hereinafter described and defined; and

     B. WHEREAS, the Bank is willing to convert $2,000,000 of the Convertible Loans to a forty-eight (48) month term loan to the Borrowers, subject to the terms, conditions and provisions of the Existing Credit Agreement, as amended and modified by the terms and provisions hereinafter set forth, all of which are material to the Bank and without which the Bank would not be willing to convert $2,000,000 of the Convertible Loans to a forty-eight (48) month term loan as described above.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

     1. DEFINITIONS. The following definitions in Article I of the Existing Credit Agreement are hereby amended and modified or added as follows:

         1.7 "COMMITMENTS" shall mean the Revolving Credit Commitment, the Convertible Commitment and the Term Loan Commitment.


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         1.11 "CORNERSTONE PLEDGE" shall have the meaning assigned to that term in Article IV of the Existing Credit Agreement, as amended by that certain First Amendment to Pledge Agreement from Cornerstone to the Bank dated as of September 30, 1994, as further amended by that certain Second Amendment to Pledge Agreement from Cornerstone to the Bank dated as of January 4, 1995, as further amended by that certain Third Amendment to Pledge Agreement from Cornerstone to the Bank dated as of March 31, 1995 and as further amended by that certain Fourth Amendment to Pledge Agreement dated as of May 24, 1995, and as further amended by that certain Fifth Amendment to Pledge Agreement from Cornerstone to the Bank dated as of even date herewith.

         1.12 "CGP DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Existing Credit Agreement, as amended by that certain First Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from CGP to the Bank dated as of September 30, 1994, as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from CGP to the Bank dated as of January 4, 1995, as further amended by that certain Third Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) dated as of March 31, 1995, and as further amended by that certain Fourth Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of
     Sale) dated as of May 24, 1995, and as further amended by that certain Fifth Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from CGP to the Bank dated as of even date herewith.

         1.14 "CPC DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Existing Credit Agreement, as amended by that certain First Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CPC to the Bank dated as of September 30, 1994, as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CPC to the Bank dated as of January 4, 1995, as further amended by that certain Third Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CPC dated as of March 31, 1995, as further amended by that certain Fourth Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CPC dated as of May 24, 1995, and as further amended by that certain Fifth Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CPC to the Bank dated as of even date herewith.

         1.16 "CPC PLEDGE" shall have the meaning assigned to that term in Article IV of the Existing Credit Agreement, as amended by that certain First


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     Amended Assignment, Pledge and Security Agreement from CPC to the Bank dated as of January 4, 1995 and as further amended by that certain Second Amended Assignment, Pledge and Security Agreement from CPC to the Bank dated as of March 31, 1995, and as further amended by that certain Third Amended Assignment, Pledge and Security Agreement from CPC to the Bank dated as of May 24, 1995, and as further amended by that certain Fourth Amended Assignment, Pledge and Security Agreement from CPC to the Bank dated as of even date herewith.

         1.41 "LOANS" shall mean all advances made and Letter of Credit draws funded hereunder pursuant to any of the Commitments, including all sums evidenced by any one or more or all of the Notes.

         1.45 "NOTES" shall mean the Revolving Credit Note, the
     Convertible Note and the First Term Note, together with each and every replacement, extension, renewal, modification, substitution, rearrangement and change in form thereof which may be from time to time and for any term or terms effected.

         1.49 "PPC DEED OF TRUST" shall have the meaning assigned to that term in Section 1.45 of the Existing Credit Agreement, as amended by that certain First Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from PPC to the Bank dated as of January 4, 1995, as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from PPC to the Bank dated as of March 31, 1995 and as further amended by that certain Third Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from PPC to the Bank dated as of May 24, 1995 and as further amended by that certain Fourth Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from PPC to the Bank dated as of even date herewith.

         1.57 "SECURITY AGREEMENT" shall have the meaning assigned to that term in Article V of the Original Credit Agreement, as amended by that certain First Amended and Restated Security Agreement and Assignment from the Borrowers to the Bank dated as of January 4, 1995, as further amended by that certain Second Amended and Restated Security Agreement and Assignment from the Borrowers to the Bank dated as of March 31, 1995, as further amended by that certain Third Amended and Restated Security Agreement and Assignment from the Borrowers to the Bank dated as of May 24, 1995 and as further amended by that certain Fourth Amended and Restated Security Agreement and Assignment from the Borrowers to the Bank dated as of even date herewith.

         1.63 "CGGC DEED OF TRUST" shall have the meaning assigned to that term in Section 4.1(b)(vi) of the Existing Credit Agreement, as amended by that certain First Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of August 1, 1994, as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of September 30, 1994, as further amended by that certain Third Amended and Supplemental Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of January 4, 1995, as further amended by that certain Fourth Amended and Supplemental Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of March 31, 1995, and as further amended by that certain Fifth Amended and Supplemental Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of May 24, 1995 and as further amended by that certain Sixth Amended and Supplemental Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of even date herewith.

         1.64 "TERM LOAN COMMITMENT" shall mean the agreement of the Bank to make the $2,000,000 Term Loan to the Borrowers as evidenced by the First Term Note.

         1.65 "FIRST TERM NOTE" shall mean that certain $2,000,000 promissory note from Borrowers, payable to the order of the Bank, as described and defined in Section 3 of the First Amendment.

     2. TERM LOAN. The Bank agrees, upon the terms subject to the conditions set forth in the Existing Credit Agreement, as previously amended, and herein, to convert $2,000,000 of the outstanding principal balance of the Convertible Loans as evidenced by the Convertible Note to a forty-eight (48) month term loan (the "Term Loan") to be evidenced by the First Term Note more particularly described and defined in Paragraph 3 of this First Amendment, subject, however, to the concurrent and automatic reduction of the maximum Convertible Borrowing Base from $16,500,000 to $14,500,000.

     3. FIRST TERM NOTE. To evidence the $2,000,000 conversion from the Convertible Loan to the Term Loan, as funded pursuant to the provisions of paragraph 2 above, the Borrowers shall execute and deliver to the order of the Bank Borrowers' joint and several promissory note in the principal amount of $2,000,000.00, the form of which is annexed hereto as EXHIBIT "A" and hereby made a part hereof (hereinafter referred to as the "First Term Note"). The First Term Note shall be dated as of the date hereof, shall be payable in forty-seven (47) consecutive monthly principal installments, each in the amount of $41,667, due on the last day of every month commencing


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

February 29, 1996, and shall bear interest, payable monthly on the last day of every month commencing February 29, 1996, and at final maturity on January 31, 2000, on unpaid balances of principal from time to time outstanding and on any past due interest at a variable annual rate equal from day to day to the Applicable Prime Rate therein defined plus two percentage points (2%), but in no event at a rate greater than permitted by applicable law. All outstanding principal of and unpaid accrued interest on the First Term Note not previously paid hereunder shall be due and payable at final maturity on January 31, 2000, unless such maturity shall be extended by the Bank in writing or accelerated pursuant to the terms hereof. After maturity (whether by acceleration or otherwise) the First Term Note shall bear interest at the Default Rate, payable on demand. Interest shall be calculated on the basis of a year of 360 days but assessed for the actual number of days elapsed in each accrual period.

     4.  COLLATERAL.  The repayment of the Indebtedness (including the Term
Loan) shall continue to be secured by all of the Collateral as more particularly described and defined in the Existing Credit Agreement and/or in the Security Instruments, including without limitation, the Security Agreement encumbering the items and types of Collateral more particularly described in Section 4.1 thereof as continuing and continuous security for all of the Indebtedness. Borrowers hereby incorporate by reference, ratify, confirm, continue and regrant in favor of the Bank all of the security interests, liens and pledges set forth or described in the Security Agreement and in Article IV of the Existing Credit Agreement, including the priorities thereof, with the same force and effect as if fully restated herein.

     5. CONDITIONS PRECEDENT TO TERM LOAN. The obligation of the Bank to extend the Term Loan is subject to satisfaction of all the following conditions on or prior to the date such extension of the Term Loan, as evidenced by the First Term Note, in the original principal sum of $2,000,000.00 occurs (in addition to the other terms and conditions set forth in the Existing Credit Agreement):

         (a) FIRST TERM NOTE. The Borrower shall have delivered the First Term Note to the order of the Bank, appropriately executed.

         (b) BORROWERS' CERTIFICATES AND PROCEEDINGS. Each of the Borrowers shall have delivered to the Bank a certificate satisfactory to the Bank and its legal counsel, including corporate resolutions, incumbency certificates and articles and certificates of incorporation and bylaws as may be required by the Bank and its legal counsel.

         (c) SECURITY INSTRUMENTS. The Borrowers shall have delivered to the Bank the Sixth Amended and Supplemental CGGC Deed of Trust, the Fourth Amended and Restated Security Agreement and Assignment, the Fifth Amendment to Pledge Agreement from Cornerstone and such other supplemental and amendment instruments to the Security Instruments more particularly described


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

     and defined in the Existing Credit Agreement, including without limitation, the amendments more particularly described in Sections 1.11, 1.12, 1.14, 1.16, 1.49, 1.57 and 1.63 in paragraph 1 hereof.

         (d) OPINION OF COUNSEL. The Bank shall have received from Borrowers' counsel, Schlanger, Mills, Mayer and Grossberg LLP a favorable closing opinion satisfactory in form and substance to the Bank and its counsel.

         (e) REDUCTION IN CONVERTIBLE BORROWING BASE. The Convertible Borrowing Base, as described and defined in Section 3.5 of the Existing Loan Agreement, is reduced (concurrently with the funding of the Term Loan) to $14,500,000.

     6. EXISTING CREDIT AGREEMENT. The remaining terms, provisions, covenants, warranties, representations and conditions of the Existing Credit Agreement are ratified, confirmed and continued in full force and effect with the same effect as if fully restated and incorporated herein by reference.

     7. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered by the Borrowers to the Bank in Tulsa, Oklahoma, effective as of the day and year first above written.

                                "Borrowers"

                                CORNERSTONE NATURAL GAS, INC.




                                By:    /s/ ROBERT L. CAVNAR
                                    ------------------------------
                                       Robert L. Cavnar
                                       Senior Vice President

                                ENDEVCO PRODUCING COMPANY

                                By:    /s/ ROBERT L. CAVNAR
                                    ------------------------------
                                       Robert L. Cavnar
                                       Senior Vice President

                                CORNERSTONE GAS GATHERING COMPANY,
                                formerly known as Cornerstone
                                Pipeline Company


                                By:    /s/ ROBERT L. CAVNAR
                                    ------------------------------
                                       Robert L. Cavnar
                                       Senior Vice President


                                DUBACH GAS COMPANY


                                By:    /s/ ROBERT L. CAVNAR
                                    ------------------------------
                                       Robert L. Cavnar
                                       Senior Vice President


                                CORNERSTONE GAS PROCESSING, INC.,
                                formerly known as Endevco Natural
                                Gas Company


                                By:    /s/ ROBERT L. CAVNAR
                                    ------------------------------
                                       Robert L. Cavnar
                                       Senior Vice President


                                CORNERSTONE GAS RESOURCES, INC.,
                                formerly known as Endevco Oil &
                                Gas Company


                                By:    /s/ ROBERT L. CAVNAR
                                    ------------------------------
                                       Robert L. Cavnar
                                       Senior Vice President

                                CORNERSTONE PIPELINE COMPANY,
                                formerly known as Endevco Pipeline
                                Company


                                By:    /s/ ROBERT L. CAVNAR
                                    ------------------------------
                                       Robert L. Cavnar
                                       Senior Vice President


                                PENTEX PIPELINE COMPANY


                                By:    /s/ ROBERT L. CAVNAR
                                    ------------------------------
                                       Robert L. Cavnar
                                       Senior Vice President

                                       "Bank"

                                BANK OF OKLAHOMA, NATIONAL
                                ASSOCIATION


                                By:    /s/ JACK D. BRANNON
                                    ------------------------------
                                    Jack D. Brannon, Vice President





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